Exhibit 31.2

CFO CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ricardo H. Rosa, certify that:

1.                                     I have reviewed this Amendment No. 1 on Form 10-K/A of Transocean Ltd.; and

2.                                     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report.

Dated:	November 25, 2011	/s/ Ricardo H. Rosa
Ricardo H. Rosa
Executive Vice President and Chief Financial Officer